CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-41075.


                                                         /s/ Arthur Andersen LLP
                                                             ARTHUR ANDERSEN LLP

Hartford, Connecticut
April 2, 2001